                      SALLIE MAE STUDENT LOAN TRUST 1995-1
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                      SALLIE MAE STUDENT LOAN TRUST 1996-1
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1996-2
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY 10006                            3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE 19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1996-3
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1996-4
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-1
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-2
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-3
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-4
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1998-1
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1998-2
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1999-1
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1999-2
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1999-3
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2000-1
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2000-2
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2000-3
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2000-4
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2001-1
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from March 8, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2001-2
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from June 7, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2001-3
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from August 2, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2001-4
                              OFFICER'S CERTIFICATE

INDENTURE TRUSTEE                             ELIGIBLE LENDER TRUSTEE
Bankers Trust Company                         Chase Manhattan Bank USA, NA
Four Albany Street                            500 Stanton Christiana Rd
New York, NY  10006                           3rd Floor/OPS4
Attn: Chip Greiter                            Newark, DE  19713
Corporate Trust and Agency Group              Corporate Trust Division
(212) 250-6549                                (302) 552-6279

ADMINISTRATOR                                 SERVICER
Student Loan Marketing Association            Sallie Mae Servicing, L.P.
11600 Sallie Mae Drive                        11600 Sallie Mae Drive
Reston, Virginia 20193                        Reston, Virginia 20193
Corporate Finance Operations
(703) 810-7711

================================================================================

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from December 12, 2001 through December 31, 2001 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2001

STUDENT LOAN MARKETING ASSOCIATION,
AS ADMINISTRATOR

/S/ MICHAEL E. SHEEHAN                        /S/ J. LANCE FRANKE
----------------------------------            ----------------------------------
Michael E. Sheehan, Vice President            J. Lance Franke, Authorized Agent
Student Loan Marketing Association            Student Loan Marketing Association